SEC File Nos.
                                                        811-2210
                                                        2-41200

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                     FORM N-1A
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 41  (X)
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                             Amendment No. 25       (X)

                         BOND PORTFOLIO FOR ENDOWMENTS, INC.
                (Exact name of registrant as specified in charter)
    P.O. Box 7650, One Market, Steuart Tower, San Francisco, California 94120
                  (Address of principal executive offices) (Zip Code) Registrant's Telephone Number, Including Area Code: (415) 421-9360

                                  Patrick F. Quan
                                    Secretary
                       Bond Portfolio for Endowments, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                        San Francisco, California 94120
                    (Name and address of agent for service)

                                      Copy to:
                              Robert E. Carlson, Esq.
                       Paul, Hastings, Janofsky & Walker LLP
                              555 South Flower Street
                            Los Angeles, California 90071

                         The Registrant has filed a declaration
                            pursuant to Rule 24f-2.  On
                      September 26, 1997, it filed its 24f-2
                           Notice for fiscal 1997.

                    Approximate date of proposed public offering:
                      [X] It is proposed that this filing will
                        become effective on October 1, 1997
                     pursuant to paragraph (b) of Rule 485.


                      BOND PORTFOLIO FOR ENDOWMENTS, INC.
                             Cross Reference Sheet

Item Number                                                   Captions in

  of Part "A"                                                   Prospectus

of Form N-1A                                                    (Part "A")



1.      Cover Page                                      Cover Page



2.      Synopsis                                        Expenses



3.      Condensed Financial Information                 Financial Highlights



4.      General Description of Registrant               Fund Organization

                                                        and Management; Investment

                                                        Policies and Risks;

                                                        Securities and Investment

                                                        Techniques



5.      Management of the Fund                          Fund Organization and

                                                        Management; Multiple

                                                        Portfolio Counselor

                                                        System



6.      Capital Stock and Other Securities              Investment Policies

                                                        and Risks; Fund

                                                        Organization and

                                                        Management; Dividends,

                                                        Distributions

                                                        and Taxes; Shareholder

                                                        Services



7.      Purchase of Securities Being Offered            Purchasing Shares; Fund

                                                        Organization

                                                        and Management;



8.      Redemption or Repurchase                        Selling Shares



9.      Legal Proceedings                               N/A





                                                        Captions in Statement

Item Number                                                   of Additional

  of Part "B"                                                   Information

of Form N-1A                                                     (Part "B")



10.     Cover Page                                      Cover



11.     Table of Contents                               Table of Contents



12.     General Information and History                 None



13.     Investment Objectives and Policies              Description of Certain

                                                        Securities;

                                                        Fundamental

                                                        Policies and

                                                        Investment

                                                        Restrictions



14.     Management of the Fund                          Fund Officers and

                                                        Directors



15.     Control Persons and Principal                   General Information

        Holders of Securities



16.     Investment Advisory and Other Services          Fund Officers and

                                                        Directors; Expenses (Part "A");

                                                        General Information;

                                                        Management



17.     Brokerage Allocation and Other Practices        Execution of Portfolio

                                                        Transactions; Fund

                                                        Organization and

                                                        Management (Part "A")



18.     Capital Stock and Other Securities              Part A





19.     Purchase, Redemption and Pricing                Purchase of Shares;

        of Securities Being Offered                     Purchasing Shares

                                                        (Part "A");

                                                        General Information



20.     Tax Status                                      Dividends,

                                                        Distributions and

                                                        Federal Taxes



21.     Underwriter                                     None



22.     Calculation of Performance Data                 Investment Results



23.     Financial Statements                            Financial Statements



Item in
Part "C"



24.     Financial Statements and Exhibits



25.     Persons Controlled by or under Common Control

        with Registrant



26.     Number of Holders of Securities



27.     Indemnification



28.     Business and Other Connections of Investment Adviser



29.     Principal Underwriter



30.     Location of Accounts and Records



31.     Management Services



32.     Undertakings



        Signature Page


--------------------------------------------------------------------------------


                               Endowments, Inc.(SM)

                               Bond Portfolio for
                               Endowments, Inc.(SM)

                                   Prospectus




                                OCTOBER 1, 1997

ENDOWMENTS, INC.
BOND PORTFOLIO FOR ENDOWMENTS, INC.
One Market
Steuart Tower, Suite 1800
P.O. Box 7650
San Francisco, CA 94120

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Expenses                                          3
 ...................................................
Financial Highlights                              4
 ...................................................
Investment Policies and Risks                     6
 ...................................................
Securities and Investment Techniques              7
 ...................................................
Multiple Portfolio
  Counselor System                               11
 ...................................................
Investment Results                               13
 ...................................................
Dividends, Distributions and Taxes               16
 ...................................................
Fund Organization and Management                 16
 ...................................................
Shareholder Services                             18
 ...................................................
Purchasing Shares                                18
 ...................................................
Selling Shares                                   20
 ...................................................

--------------------------------------------------------------------------------

ENDOWMENTS The primary investment objective of the fund is long-term growth of principal with income and preservation of capital as secondary objectives. The fund strives to accomplish these objectives by investing primarily in common stocks or securities convertible into common stock. Major investment emphasis will be given to stocks of companies which appear to have favorable prospects for long-term growth of capital and income.

BOND PORTFOLIO FOR ENDOWMENTS The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. The fund strives to accomplish this objective by investing primarily in quality-oriented bonds and debentures, as described further in this prospectus.

Shares of the funds are available only to institutions exempt from federal taxation under Section 501(c)(3) of the Internal Revenue Code.

This prospectus presents information you should know before investing in the fund(s). You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN EITHER FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND(S) IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================
EXPENSES
The effect of the expenses described below is reflected in the funds' share prices or returns.

Shareholders pay no shareholder transaction expenses when buying or selling shares of either fund. Fund operating expenses are paid out of each fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES

The funds have no sales charges on purchases or reinvested dividends, deferred sales charges, redemption fees or exchange fees.

FUND OPERATING EXPENSES
(as a percentage of average net assets after fee waiver)
--------------------------------------------------------------------------------

                                             BOND
                                          PORTFOLIO
                                             FOR
                               ENDOWMENTS ENDOWMENTS
                               ---------- ----------
Management fees                  0.50%      0.40%
 ....................................................
12b-1 expenses                    none       none
 ....................................................
Other expenses                   0.24%      0.35%
 ....................................................
Total fund operating expenses    0.74%      0.75%/1/

/1/ Capital Research and Management Company has been voluntarily waiving fees to the extent necessary to ensure that each fund's expenses do not exceed 0.75% of average net assets per annum. Without such a waiver, fees for Bond Portfolio for Endowments, Inc. (as a percentage of average net assets) would have been 0.85%.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:

--------------------------------------------------------------------------------

                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
                               ------ ------- ------- --------
Endowments                      $ 8     $24     $41     $92
 ..............................................................
Bond Portfolio for Endowments   $ 8     $24     $42     $93

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY.


--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997          3
--------------------------------------------------------------------------------

================================================================================
FINANCIAL HIGHLIGHTS

The following information for the seven years ended July 31, 1997 has been audited by Deloitte & Touche LLP, independent auditors, and for the three years ended July 31, 1990 by KPMG Peat Marwick, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

                                   ENDOWMENTS

SELECTED PER-SHARE DATA*

                                                  YEARS ENDED JULY 31
                                                  ...................
                          1997    1996    1995    1994    1993    1992    1991    1990    1989    1988
---------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year        $18.61  $18.06  $17.18  $18.43  $18.26  $17.89  $16.91  $18.22  $16.71   $19.70
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       .56     .58     .63     .65     .66     .78     .78     .89     .98      .82
 .........................................................................................................
Net realized and
unrealized gain (loss)
on investments             6.04    1.73    2.21    (.16)   1.05    1.74    1.60    (.16)   2.52    (1.16)
 .........................................................................................................
Total income
from  investment
operations                 6.60    2.31    2.84     .49    1.71    2.52    2.38     .73    3.50     (.34)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (.55)   (.61)   (.61)   (.66)   (.69)   (.73)   (.87)  (1.01)   (.89)    (.85)
 .........................................................................................................
Distributions from net
realized gains            (2.00)  (1.15)  (1.35)  (1.08)   (.85)  (1.42)   (.53)  (1.03)  (1.10)   (1.80)
 .........................................................................................................
Total distributions       (2.55)  (1.76)  (1.96)  (1.74)  (1.54)  (2.15)  (1.40)  (2.04)  (1.99)   (2.65)
 .........................................................................................................
Net asset value,
end of year              $22.66  $18.61  $18.06  $17.18  $18.43  $18.26  $17.89  $16.91  $18.22   $16.71
---------------------------------------------------------------------------------------------------------
Total return             38.40%  13.22%  18.57%   2.77%  10.05%  15.74%  15.03%   4.13%  23.22%  (2.31)%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)               $48     $59     $57     $53     $72     $58     $46     $39     $43      $36
 .........................................................................................................
Ratio of expenses to
average net assets         .74%    .72%    .73%    .73%    .64%    .70%    .69%    .68%    .69%     .63%
 .........................................................................................................
Ratio of net income to
average net assets        2.73%   3.12%   3.70%   3.78%   3.72%   4.37%   4.63%   5.08%   5.76%    4.86%
 .........................................................................................................
Average commission
paid per share/1/         5.00c   5.87c   5.94c   6.27c   7.03c   7.14c   7.17c   7.83c   7.43c    7.20c
 .........................................................................................................
Portfolio turnover rate  50.69%  38.73%  24.04%  25.58%  29.70%  20.35%  34.43%  20.75%  19.70%   33.48%
--------------------------------------------------------------------------------------------------------

   * All per share data reflect the 100-for-1 stock split for Endowments effected on February 16, 1988.

/1/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commission), such as fixed-income transactions, are excluded.

--------------------------------------------------------------------------------
4    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

                         BOND PORTFOLIO FOR ENDOWMENTS

SELECTED PER-SHARE DATA*

                                                    YEARS ENDED JULY 31
                                                    ...................
                          1997     1996     1995    1994      1993    1992    1991    1990    1989    1988
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of year         $16.63   $16.82  $16.86   $19.66   $19.44  $17.76  $17.50  $17.83  $17.10   $17.62
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income       1.21     1.22    1.26     1.32     1.49    1.47    1.49    1.61    1.60     1.51
 .............................................................................................................
Net realized and
unrealized gain (loss)
on investments               .52     (.19)    .01    (1.51)     .64    1.70     .28    (.46)    .61     (.09)
 .............................................................................................................
Total income
from  investment
operations                  1.73     1.03    1.27     (.19)    2.13    3.17    1.77    1.15    2.21     1.42
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net
investment income          (1.19)   (1.22)  (1.24)    (1.35)  (1.48)  (1.49)  (1.51)  (1.48)  (1.48)   (1.40)
 .............................................................................................................
Distributions from net
realized gains               --       --     (.07)   (1.26)    (.43)    --      --      --      --      (.54)
 .............................................................................................................
Total distributions        (1.19)   (1.22)  (1.31)   (2.61)   (1.91)  (1.49)  (1.51)  (1.48)  (1.48)   (1.94)
 .............................................................................................................
Net asset value,
end of year               $17.17   $16.63  $16.82   $16.86   $19.66  $19.44  $17.76  $17.50  $17.83   $17.10
-------------------------------------------------------------------------------------------------------------
Total return              10.83%    6.25%   7.97%  (1.44)%   11.74%  18.69%  10.78%   6.86%  13.68%    8.62%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of year
(in millions)                $33      $41     $44      $46      $67     $65     $46     $39     $40      $33
 .............................................................................................................
Ratio of expenses to
average net assets       .75%/1/  .75%/1/    .76%     .77%     .65%    .68%    .68%    .69%    .70%     .64%
 .............................................................................................................
Ratio of net income to
average net assets         7.04%    7.17%   7.52%    6.99%    7.69%   8.04%   8.76%   9.25%   9.28%    8.69%
 .............................................................................................................
Portfolio turnover rate   22.18%   54.43%  69.22%   82.12%   35.97%  63.30%  54.86%  42.90%  64.21%  128.52%
-------------------------------------------------------------------------------------------------------------

* All per share data reflect the 50-for-1 stock split for Bond Portfolio for Endowments effected on February 16, 1988.

/1/ Had CRMC not waived management services fees, the fund's ratio would have been 0.85% and 0.80% for the fiscal years ended 1997 and 1996, respectively.


--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997          5
--------------------------------------------------------------------------------

================================================================================
INVESTMENT POLICIES AND RISKS
Endowments strives for long-term growth of principal with income and capital preservation.

The fund's primary investment objective is long-term growth of principal with income and preservation of capital as secondary objectives. The fund will normally invest in common stocks or securities convertible into common stock. Emphasis will be given to stocks of companies which have favorable prospects for long-term growth of both capital and income. The fund may also purchase preferred stocks and straight corporate debt securities (rated in the top three quality categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or not rated but determined to be of equivalent quality by the fund's investment adviser, Capital Research and Management Company). In addition, cash and cash equivalents and U.S. government securities may also be held. The fund may from time to time invest up to 10% of its assets in common stocks and other securities of issuers domiciled outside the U.S. The fund will normally diversify its investments among different industries although the degree of diversification will vary from time to time in accordance with the judgment of management.

Bond Portfolio for Endowments strives for as high a level of current income as is consistent with the preservation of capital.

The investment objective of the fund is to seek as high a level of current income as is consistent with the preservation of capital. Any capital appreciation is incidental to the fund's objective of current income. The fund invests primarily in fixed-income securities. All purchases of fixed-income securities must be "investment grade," which are rated in the top four quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or unrated but determined to be of equivalent quality by Capital Research and Management Company, the fund's investment adviser. A majority of the fund's assets will be invested in fixed-income securities rated in the three highest categories (those rated A or above) by Moody's or S&P or that are determined to be of equivalent quality. In addition, the fund may invest in securities rated BBB by S&P or Baa by Moody's or in unrated securities of equivalent quality. Securities rated BBB or Baa may have speculative characteristics and changes in economic conditions may lead to a weaker capacity to make principal and interest payments than is the case with higher rated securities. The fund has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or in unrated securities of equivalent quality. Normally, at least 65% of the fund's assets will be invested in bonds. (For this purpose, bonds are considered any debt securities having initial maturities in excess of one year.) The fund may also invest up to 10% of its assets in obligations of corporations or government entities outside the U.S. and Canada. All Canadian and other non-U.S. securities purchased by the fund will be liquid, U.S. dollar-denominated and meet the quality standards set forth above.

--------------------------------------------------------------------------------
6    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

The fixed-income securities in which the fund invests may have stock conversion or purchase rights; however, such securities will generally not exceed 20% of the fund's assets measured at the time of purchase. The fund will not acquire common stocks except through the exercise of conversion or stock purchase rights and will retain such common stocks only when it is consistent with the fund's objective of current income. In addition, the fund may hold cash or cash equivalents.

As the funds' shareholders are non-profit institutions, investments will be made consonant with the standards generally considered prudent by fiduciaries and trustees of such institutions. Because of the shareholders' tax-exempt status, the funds will not be affected by the usual tax considerations in making investment decisions.

Limits on the funds' investment policies are determined at the time of purchase and are based on the funds' net assets, unless otherwise stated.

MORE INFORMATION ON THE FUNDS' INVESTMENT POLICIES IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION.

The funds' fundamental investment restrictions (described in the statement of additional information) and objectives may not be changed without shareholder approval.

ACHIEVEMENT OF THE FUNDS' INVESTMENT OBJECTIVES CANNOT, OF COURSE, BE ASSURED DUE TO THE RISK OF CAPITAL LOSS FROM FLUCTUATING PRICES INHERENT IN ANY INVESTMENT IN SECURITIES.

--------------------------------------------------------------------------------

SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Endowments will ordinarily invest in equity securities, which represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997          7
--------------------------------------------------------------------------------

================================================================================

Endowments may invest in debt securities rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation. Bond Portfolio for Endowments may invest in debt securities rated Baa or BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Corporation or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company. Securities rated Baa or BBB are considered "investment grade" but also may have speculative characteristics.

Capital Research and Management Company attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments.

OTHER SECURITIES



The funds may also invest in securities that have a combination of equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These securities prior to conversion pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

U.S. GOVERNMENT SECURITIES

Securities guaranteed by the U.S. Government include (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. Bond Portfolio for Endowments may invest in notes and bonds issued by the U.S. Treasury and federal agencies whose interest payments vary with the rate of inflation.

--------------------------------------------------------------------------------
8    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

PRIVATE PLACEMENTS

Normally, securities acquired in private placements are subject to contractual restrictions on resale. Any such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the funds' boards of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The funds may incur certain additional costs in disposing of securities that are illiquid.

INVESTING IN VARIOUS COUNTRIES

Investing outside the U.S. involves special risks caused by, among other things, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the funds' investment activities outside the U.S. Endowments can purchase and sell currencies to facilitate transactions in securities denominated in currencies other than the U.S. dollar. Brokerage commissions may be higher outside the U.S., and Endowments may bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs for either fund may be associated with the maintenance of assets in certain jurisdictions.

APPLIES TO BOND PORTFOLIO FOR ENDOWMENTS:

PASS-THROUGH SECURITIES

The fund may invest in various debt obligations backed by a pool of mortgages or other assets including loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.

"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997          9
--------------------------------------------------------------------------------

================================================================================

the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the bonds' effective maturities.

FORWARD COMMITMENTS

The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the securities beginning on the date of the agreement.

--------------------------------------------------------------------------------
10    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss. In addition, the fund may also enter into reverse repurchase agreements, which are the sale of a security by the fund and its agreement to repurchase the security at a specified time and price at a later date.

The fund may also enter into "roll" transactions which are the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

   MATURITY

There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years.

   REPURCHASE AGREEMENTS

The fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

--------------------------------------------------------------------------------

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system a fund's portfolio is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for Endowments and Bond Portfolio for Endowments are listed below.

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         11
--------------------------------------------------------------------------------

================================================================================

ENDOWMENTS


                                                                      YEARS OF EXPERIENCE AS
                                                                     INVESTMENT PROFESSIONAL
                                                                          (APPROXIMATE)
                                                                     ..........................
                                            YEARS OF EXPERIENCE
                                          AS PORTFOLIO COUNSELOR     WITH CAPITAL
                                        (AND RESEARCH PROFESSIONAL,  RESEARCH AND
                                            IF APPLICABLE) FOR        MANAGEMENT
PORTFOLIO COUNSELORS                            ENDOWMENTS            COMPANY OR
   FOR ENDOWMENTS     PRIMARY TITLE(S)         (APPROXIMATE)        ITS AFFILIATES TOTAL YEARS
----------------------------------------------------------------------------------------------
ROBERT G.             Senior Vice       7 years (in                 22 years       25 years
O'DONNELL             President         addition to 18
                      of the fund.      years as a
                      Senior Vice       research
                      President and     professional
                      Director,         prior to
                      Capital           becoming a
                      Research and      portfolio
                      Management        counselor for
                      Company           the fund).
----------------------------------------------------------------------------------------------
CLAUDIA P.            Vice President    2 years (in                 20 years       22 years
HUNTINGTON            of the fund.      addition to 20
                      Vice President,   years as a
                      Capital           research
                      Research and      professional
                      Management        prior to
                      Company           becoming a
                                        portfolio
                                        counselor for
                                        the fund).


BOND PORTFOLIO FOR ENDOWMENTS


                                                                 YEARS OF EXPERIENCE AS
                                                                INVESTMENT PROFESSIONAL
                                                                     (APPROXIMATE)
                                                                .........................
                                         YEARS OF EXPERIENCE    WITH CAPITAL
                                        AS PORTFOLIO COUNSELOR  RESEARCH AND
PORTFOLIO COUNSELORS                    FOR BOND PORTFOLIO FOR   MANAGEMENT
 FOR BOND PORTFOLIO                           ENDOWMENTS         COMPANY OR
   FOR ENDOWMENTS     PRIMARY TITLE(S)      (APPROXIMATE)      ITS AFFILIATES TOTAL YEARS
-----------------------------------------------------------------------------------------
ABNER D.              Senior Vice       22 years               30 years       45 years
GOLDSTINE             President
                      of the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company
-----------------------------------------------------------------------------------------
JOHN H.               Vice President    9 years                14 years       15 years
SMET                  of the fund.
                      Vice President,
                      Capital
                      Research and
                      Management
                      Company

Capital Research and Management Company has been the funds' investment adviser since July 26, 1975.

--------------------------------------------------------------------------------
12    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

INVESTMENT RESULTS

The funds may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis.

X TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

X YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

X DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                                   ENDOWMENTS
                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1997)

                  THE FUND
AVERAGE ANNUAL     AT NET       S&P
TOTAL RETURNS:  ASSET VALUE/1/ 500/2/
-------------------------------------
One year           26.75%      34.63%
 .....................................
Five years         15.44%      19.74%
 .....................................
Ten years          12.83%      14.62%
 .....................................
Lifetime/3/        15.03%      15.42%
-------------------------------------

Yield/1/: 2.43%
Distribution Rate: 2.36%

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         13
--------------------------------------------------------------------------------

================================================================================

                         BOND PORTFOLIO FOR ENDOWMENTS
                               INVESTMENT RESULTS
                       (FOR PERIODS ENDED JUNE 30, 1997)

                   THE FUND       LEHMAN
AVERAGE ANNUAL      AT NET       AGGREGATE
TOTAL RETURNS:  ASSET VALUE/1/ BOND INDEX/4/
--------------------------------------------
One year            8.64%          8.15%
 ............................................
Five years          7.18%          7.12%
 ............................................
Ten years           8.95%          8.82%
 ............................................
Lifetime/3/         9.77%          9.74%/5/
--------------------------------------------

Yield/1/: 6.55%
Distribution Rate: 7.06%

/1/ These fund results were calculated according to a standard that is required for all stock and bond funds.
/2/ The Standard & Poor's 500 Composite Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/3/ For the period beginning July 26, 1975 (when Capital Research and Management Company became the funds' investment adviser).
/4/ Lehman Brothers Aggregate Bond Index represents investment grade debt. This index is unmanaged and does not reflect sales charges, commissions or expenses.
/5/ Lehman Brothers Aggregate Bond Index did not exist until December 31, 1975. For the period between July 31, 1975 and December 31, 1975, Lehman Brothers Government/Corporate Bond Index results were used. The Lehman Brothers indices are based on July 31, 1975 index value.

--------------------------------------------------------------------------------
14    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

   Here are the funds' annual total returns. This information is being supplied on a calendar year basis for comparative purposes.

        ENDI

1987             3.38%
1988            13.37
1989            25.4
1990             0.42
1991            22.57
1992             9.56
1993             9.56
1994             1.54
1995            28.31
1996            17.43

      BENDI

1987             0.65%
1988             9.18
1989            12.56
1990             6.04
1991            20.32
1992             9.4
1993            12.23
1994            (4.31)
1995            15.99
1996             3.98

Past results are not an indication of future results and, for Bond Portfolio for Endowments, reflect a fee waiver.

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         15
--------------------------------------------------------------------------------

================================================================================

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The funds usually pay dividends, which may fluctuate, in March, June, September and December. Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net value per share is reduced by the amount of the payment.

FEDERAL TAXES

The funds are tax-exempt organizations under Section 501(c)(2) of the Internal Revenue Code. In addition, each fund intends to operate as a "regulated investment company" under the Internal Revenue Code. If the funds elect to be treated as regulated investment companies, and so qualify and distribute to shareholders all of their net investment income and net capital gains, the funds themselves are relieved of federal income tax.

Since all of the shareholders of the funds are exempt from taxation under
Section 501(c)(3) of the Internal Revenue Code, it is not anticipated that there will be any tax consequences to the shareholders from distribution of either net investment income or capital gains realized on the sale of securities except where a shareholder is defined as a "private foundation" under Section 509(a) and therefore may be subject to the taxes assessed under Chapter 42 of the Internal Revenue Code.

This is a brief summary of some of the tax laws that affect your investment in the funds. Please see the statement of additional information and your tax adviser for further information.

--------------------------------------------------------------------------------

FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The funds, which are open-end, diversified management investment companies, were organized as Delaware corporations (Endowments in 1969 and Bond Portfolio for Endowments in 1970). All fund operations are supervised by the funds' board of directors who meet periodically and perform duties required by applicable state and federal laws. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares of either fund, that fund will hold a meeting at which any member of the board could be removed by a majority vote. Since the funds use a combined prospectus, each fund may be liable for misstatements, inaccuracies, or incomplete disclosure concerning the other fund contained in this prospectus.

--------------------------------------------------------------------------------
16    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

As of August 31, 1997, the following shareholders owned 5% or more of the funds' outstanding stock:

Endowments--Boy Scouts of America-Mt. Diablo/Silverado Council, 132,020 shares (6.27%); California Institute of the Arts, 272,388 shares (12.93%); Citizens' Scholarship Foundation of America, 146,210 shares (6.94%); Foundation for Reproductive Research and Education, 114,622 shares (5.44%); and Loyola Marymount University, 115,087 shares (5.46%).

Bond Portfolio for Endowments--California Institute of the Arts, 514,168 shares (26.70%); Citizens' Scholarship Foundation of America, 151,037 shares (7.84%); Hudson Institute, 124,389 shares (6.46%); and San Francisco Opera Association, 152,816 shares (7.93%). As California Institute of the Arts owns in excess of 25% of the voting shares of the fund, it is, pursuant to the Investment Company Act of 1940, presumed to be a controlling person of the fund.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, has been the funds' investment adviser since July 25, 1975 and is the investment adviser to other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the funds. The management fee paid by the funds to Capital Research and Management Company may not exceed 0.50% of each fund's average net assets annually and declines at certain asset levels. The total management fees paid by each fund, as a percentage of average net assets, for the previous fiscal year are discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the funds' code of ethics.

PORTFOLIO TRANSACTIONS

Orders for the funds' portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         17
--------------------------------------------------------------------------------

================================================================================

for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have provided investment research, statistical, and other related services for the benefit of the funds and/or other funds served by Capital Research and Management Company.

TRANSFER AGENT

American Funds Service Company serves as the transfer agent for the funds and performs shareholder service functions. An agent of American Funds Service Company who performs transfer agent services for the funds is located at One Market, Steuart Tower, Suite 1800, San Francisco, CA 94105.

SHAREHOLDER SERVICES

The funds offer you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice.

--------------------------------------------------------------------------------

PURCHASING SHARES

Shares of the funds may be purchased directly from the funds only by institutional investors exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The minimum initial purchase is $50,000 for either fund; there is no minimum on subsequent investments. The minimum initial investment may be reduced by the boards for investments which meet certain standards. Any shareholder which loses its tax-exempt status must immediately transfer its shares to another tax-exempt institution or, at the shareholder's option, sell its shares at net asset value.

--------------------------------------------------------------------------------
18    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

The purchase of shares may be paid in cash or in a like value of acceptable securities, said securities to be valued in accordance with the valuation procedures described in the statement of additional information under "Purchase of Shares--Price of Shares." Acceptable securities shall be those securities deemed acceptable by Capital Research and Management Company; that is, those securities which management deems to be consistent with the investment objectives and policies of the funds.

Various services are available as described below:

X Automatic Reinvestment

  Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise. You also may elect to have dividends and/or capital gain distributions paid in cash.

X Exchange Feature

  As a shareholder of Endowments or Bond Portfolio for Endowments, you may exchange all or part of your shares at net asset value for shares of the other, and for shares of The Cash Management Trust of America or The U.S. Treasury Money Fund of America, whose shares may be similarly exchanged for shares of Endowments and/or Bond Portfolio for Endowments. The Cash Management Trust of America and The U.S. Treasury Money Fund of America are money market funds whose shares are sold at net asset value. This feature is available only if the fund for which you are exchanging is qualified in the state where you reside.

  As the funds' shareholders are tax-exempt institutions, it is not expected that such an exchange will result in tax consequences to the shareholder.

X Automatic Withdrawals

  Shareholders may authorize automatic withdrawals from their accounts. All shares owned or purchased by a shareholder will be credited to the shareholder's withdrawal account, and a sufficient number of shares will be sold from the account to meet the requested withdrawal payments. All income dividends and other distributions, if any, must be reinvested in fund shares at net asset value and credited to the withdrawal account. Liquidation of shares in excess of investment income will reduce and may deplete a shareholder's invested capital. Withdrawal payments, therefore, should not be considered as a yield or income on the investment.

X Account Statements

  A shareholder account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments and

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         19
--------------------------------------------------------------------------------

================================================================================

  dividend reinvestments, will be reflected on regular confirmation statements from American Funds Service Company.

SHARE PRICE

Each fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. Each fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the net asset value next determined after your investment is received and accepted.

SHARE CERTIFICATES

Shares are credited to your account and certificates are not issued unless you request them by writing.

All stock certificates issued by the funds bear a legend that the shares may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code. Shares of the funds are redeemable through the funds at net asset value. (See "Selling Shares.")

--------------------------------------------------------------------------------

SELLING SHARES

Shareholders may sell (redeem) their shares, by tendering a request in proper form, at the offices of the funds, P.O. Box 7650, One Market, Steuart Tower (Suite 1800), San Francisco, CA 94120. Proper tender of shares requires a written request for redemption and, if the shareholder has received certificates for its shares, the deposit of the stock certificates. Requests to sell must be signed and the authorized signature(s) of the shareholder guaranteed by an "eligible guarantor" which includes a bank or savings and loan association that is federally insured or a member firm of the National Association of Securities Dealers, Inc. Notarization by a notary public is not an acceptable signature guarantee.

The funds do not have dealer agreements and do not accept redemption orders from broker-dealers. The price you receive for the shares you sell is the net asset value next determined after your order and all required documents are received. (See "Purchasing Shares--Share Price.") Because the funds' net asset values fluctuate, reflecting the market value of the funds' portfolios, the amount a shareholder receives for shares sold may be more or less than the amount paid for them.

--------------------------------------------------------------------------------
20    PROSPECTUS 1997
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         21
--------------------------------------------------------------------------------

================================================================================

NOTES

--------------------------------------------------------------------------------
22    PROSPECTUS 1997
--------------------------------------------------------------------------------

NOTES

--------------------------------------------------------------------------------
                                                      PROSPECTUS 1997         23
--------------------------------------------------------------------------------

                               ENDOWMENTS, INC.
                                     AND
                      BOND PORTFOLIO FOR ENDOWMENTS, INC.

                                     Part B
                      Statement of Additional Information
                                October 1, 1997

 This document is not a prospectus but should be read in conjunction with the current Prospectus of Endowments and Bond Portfolio for Endowments dated October 1, 1997. The Prospectus may be obtained by writing to the funds at the following address:

                                Endowments, Inc.
                      Bond Portfolio for Endowments, Inc.
                            Attention:  Secretary
                                 One Market
                         Steuart Tower, Suite 1800
                                P.O. Box 7650
                           San Francisco, CA  94120
                          Telephone:  (415) 421-9360


                               Table of Contents
     Item                                                 Page No.

DESCRIPTION OF CERTAIN SECURITIES                           1
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS            5
FUND OFFICERS AND DIRECTORS                                 9
MANAGEMENT                                                  11
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                  13
PURCHASE OF SHARES                                          13
EXECUTION OF PORTFOLIO TRANSACTIONS                         14
REDEMPTION OF SHARES                                        15
GENERAL INFORMATION                                         16
INVESTMENT RESULTS                                          17
 FINANCIAL STATEMENTS                                    ATTACHED


                       DESCRIPTION OF CERTAIN SECURITIES

BOND RATINGS - Endowments may invest in debt securities which are rated in the top three quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least A by Standard & Poor's Corporation or Moody's Investors Service, Inc. Bond Portfolio for Endowments invests in bonds and debentures (including straight debt securities), which are rated in the top four quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. The top four rating categories for Standard & Poor's and Moody's are described below:

 Standard & Poor's Corporation:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher categories."

"Debt rated $BBB' has an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

 Standard & Poor's applies indicators "+", no character and "-" to its rating categories. The indicators show relative standing within the major rating categories.

 Moody's Investors Service, Inc.:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

"Bonds rated Baa are judged to be medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of that generic rating category. BOND PORTFOLIO FOR ENDOWMENTS

 The fund has no current intention of investing in securities rated BB or below by S&P and Ba or below by Moody's (commonly known as "junk" bonds) or equivalent securities that are not rated. The fund is not normally required to dispose of a security in the event that its rating is reduced below BBB or Baa (or it is not rated and its quality becomes equivalent to such a security).
The fund, however, has no current intention of holding more than 5% of its net assets in junk bonds. Junk bonds are subject to greater fluctuations in value than are higher rated securities because the values of these securities tend to reflect short-term corporate and market developments and investor perceptions of the issuers' credit quality to a greater extent.


 FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When a fund purchases such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When a fund sells such securities it does not participate in further gains or losses with respect to such securities beginning on the date
of the agreement.   If the other party to such a transaction fails to deliver
or pay for the securities, the fund could miss a favorable price or yield opportunity or could experience a loss.

 As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly may increase. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of GNMA certificates or other securities together with a commitment to purchase similar, but not identical, securities at a future date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.

 REVERSE REPURCHASE AGREEMENTS - This type of agreement involves the sale of a security by the fund and its commitment to repurchase the security at a specified time and price. The fund will identify liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but no collateral is required on reverse repurchase agreements with banks). Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the fund. The use of reverse repurchase agreements by the fund creates leverage which increases the fund's investment risk. As the fund's aggregate commitments under these reverse repurchase agreements increases, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the fund's earnings or net asset value will increase faster than otherwise would be the case; conversely if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

    WARRANTS AND RIGHTS - In addition, the fund may only acquire warrants or rights, which are issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a stated amount of common stock or additional bonds to be exercised at a specified price. At the time the warrant is issued, the exercise price is usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. The fund may also acquire rights to purchase common stocks. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

ENDOWMENTS

    REPURCHASE AGREEMENTS - Although the fund has no current intention in doing so, the fund may enter into repurchase agreements, under which it buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price including accrued interest as monitored daily by Capital Research and Management Company. The fund only enters into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by Capital Research and Management Company. If the seller under a repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, liquidation of the collateral by the fund may be delayed or limited.

    CURRENCY TRANSACTIONS - Although the fund has no current intention to do so, the fund has the ability to enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange
Commission.

 Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.

ENDOWMENTS AND BOND PORTFOLIO FOR ENDOWMENTS

    CASH AND CASH EQUIVALENTS - Each fund may invest in cash or cash equivalents. These securities include (1) commercial paper (short-term notes issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit (interest bearing time deposits), and bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) , (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, at the time of purchase, or may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, at the time of purchase, or that may be redeemed, in one year or less.

    PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the funds' objective and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Management's appraisal of changing economic conditions and trends may cause a change in emphasis within the portfolio, both among individual securities and among various types of fixed-income securities in order to achieve the objective of the fund. Major changes in economic conditions could necessitate substantial portfolio turnover. Such turnover will normally consist of shifts in grade, types of issuers, and maturity composition of the fund's securities in order to preserve principal and maintain current income. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. A fund's portfolio turnover rate would equal 100% if each security in either fund's portfolio were replaced once per year. Under normal circumstances, it is anticipated that portfolio turnover for common stocks in Endowments' portfolio will not exceed 100% on an annual basis, and that portfolio turnover for the funds' other securities will not exceed 100% on an annual basis.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The funds have adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting, or the vote of more than 50% of the outstanding voting securities, whichever is less.)

ENDOWMENTS

 It is the fundamental policy of the fund:

 1. To invest primarily in common stocks or senior securities with equity provisions of well-known companies which appear to offer prospects for long-term growth of both capital and income. Although common stocks and convertible issues will ordinarily be used for the attainment of the fund's investment objective, preferred stocks and bonds and other fixed income issues may be purchased whenever and to the extent deemed advisable by the fund's investment adviser in consideration of the fund's income objective and for defensive purposes. The fund may also hold cash and cash equivalents (commercial paper and other money market instruments) for cash needs and for defensive purposes.

 2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 5. Not to acquire more than 10% of the outstanding voting securities of any one corporation.

 6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the board of directors of the fund.

 7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy #6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

 8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security; provided, however, that the fund may invest not more than 10% of its assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 9. Not to participate on a joint or a joint and several basis in any trading account in securities.

 10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

 11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

 12. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to purchase or sell securities from or to officers or directors of the fund, or of the investment adviser.

 14. Not to purchase securities if one or more of the officers or directors of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

 15. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 16. Not to purchase puts, calls or hedges.

 17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

 18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

 For purposes of policy #8, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.


    In addition to the policies listed above, the fund will not issue senior securities. This policy may not be changed except as allowed under the Investment Company Act of 1940.

 If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.


BOND PORTFOLIO FOR ENDOWMENTS

 It is the fundamental policy of the fund:

 1. To invest primarily in bonds and debentures which appear to offer attractive current yields without undue risk of principal. To attain its investment objective, the fund may invest in domestic and foreign corporate bonds and debentures (a portion of which may have conversion or stock purchase rights), bonds and debentures issued or guaranteed by the U.S. government or its agencies or instrumentalities, and bonds and debentures issued by foreign governments. The fund may also invest in short- and medium-term obligations and hold cash and cash equivalents as dictated by cash needs and market conditions.

 2. Not to concentrate its investments in one industry. (The amount invested in an industry will not be 25% or more of the fund's total assets.)

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of the total assets of the fund in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the fund's total assets and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general Act of Congress.

 5. Not to acquire more than 10% of the outstanding voting securities of any one corporation, and to acquire voting securities only through the exercise of conversion or stock purchase rights attached to convertible debt securities held in the fund's portfolio.

 6. Not to borrow more than 5% of the value of its total assets at the time of such borrowing, and to borrow only temporarily for extraordinary or emergency purposes and not for purchase of investment securities, and each such borrowing to be specifically approved by the board of directors of the fund.

 7. Not to mortgage, pledge, hypothecate, or in any manner transfer as security for any indebtedness, any securities owned or held by the fund except to secure borrowings pursuant to policy #6 hereinabove, and in no event to an extent greater than 15% of the gross assets of the fund taken at cost.

 8. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security, nor invest more than 15% of the value of its net assets in securities for which there is no ready market.

 9. Not to participate on a joint or a joint and several basis in any trading account in securities.

 10. Not to purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for clearance of purchases or sales of securities.

 11. Not to effect short sales, except for short sales "against the box" (I.E., sales when the fund owns or has the right to acquire at no additional cost securities identical to those sold short).

 12. Not to purchase puts, calls, or hedges.

 13. Not to make loans to any person or firm, provided, however, that the acquisition of a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 14. Not to purchase or sell securities from or to officers or directors of the fund, or of the investment adviser.

 15. Not to purchase securities if one or more of the officers or directors of the fund or investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together they own beneficially more than 5% of such securities.

 16. Not to invest in real estate, commodities, or commodity contracts. (Investments in real estate investment trusts are not deemed purchases of real estate.)

 17. Not to invest more than 5% of the value of the fund's total assets in the securities of companies which (together with predecessors) have a record of less than three years' continuous operation.

 18. Not to invest in securities of other investment companies, except by purchase on the open market at regular brokerage rates or pursuant to a merger or consolidation.

 19. That the shares of the fund may not be owned, held, sold, transferred, assigned, pledged, hypothecated, or otherwise transferred except by or to an organization which has established its tax-exempt status under Section 501(c)(3) of the Internal Revenue Code.

 For purposes of policy #8, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.


    In addition to the policies listed above, the fund will not issue senior securities. This policy may not be changed except as allowed under the Investment Company Act of 1940.

 If a percentage restriction on investment is adhered to at the time an investment is made, a later change in percentage resulting from changing values will not be considered a violation of the fund's investment policies or restrictions.

                    FUND OFFICERS AND DIRECTORS
        (with their principal occupations for the past five years#)
                            Directors

 (and the organization for which they serve as designated representative ++)

 ROBERT B. EGELSTON+, 333 South Hope Street, Los Angeles, CA 90071, Age: 66. Senior Partner, The Capital Group Partners L.P.; former Chairman of the Board, The Capital Group Companies, Inc.; (213) 486-9200.

    FRANK L. ELLSWORTH+, 333 South Hope Street, Los Angeles, CA 90071, Age: 54. Vice President, Capital Research and Management Company; former President, Independent Colleges of Southern California; (213) 486-9200; Designated
Representative:  Independent Colleges of Southern California.

 STEVEN D. LAVINE, Age: 50, 24700 McBean Parkway, Valencia, CA 91355. President, California Institute of the Arts; (805) 255-1050; Designated
Representative:  California Institute of the Arts.

 PATRICIA A. McBRIDE, Age: 54, 4933 Mangold Circle, Dallas, TX 75229. Chief Financial Officer, Kevin L. McBride, D.D.S., Inc.; (214) 368-0268; Designated
Representative: Madison Foundation.

 JOHN R. METCALF, Age: 81, 2864 Broadway - A, San Francisco, CA 94115. Private investor; former Vice President, Alexander & Alexander, Inc.; (415) 775-2864; Designated Representative: Alpine Winter Foundation.

 CHARLES R. REDMOND, Age: 71, Times Mirror Square, Los Angeles, CA 90053. Former Chairman, Pfaffinger Foundation and former President and Chief Executive Officer, Times Mirror Foundation; (213) 237-3977; Designated Representative:
Loyola Marymount University.

    THOMAS E. TERRY+, 333 South Hope Street, Los Angeles, CA 90071, Age: 59. Consultant; former Vice President and Secretary, Capital Research and Management Company (retired 1994); (213) 486-9200; Designated Representative:
Citizens' Scholarship Foundation of America.

    ROBERT C. ZIEBARTH, Age: 61, P.O. Box 2156, Ketchum, ID 83340. Management Consultant, Ziebarth Company; (208) 725-0535; Designated Representative:
Foundation for Reproductive Research & Education.

                                    OFFICERS

NAME AND ADDRESS                  AGE      POSITION(S) HELD        PRINCIPAL OCCUPATION(S)
                                           WITH REGISTRANT         DURING PAST 5 YEARS#

Robert G. O'Donnell               53       Senior Vice             Senior Vice President and Director,
P.O. Box 7650                              President               Capital Research and Management
San Francisco, CA 94120                                            Company

Abner D. Goldstine                67       Senior Vice             Senior Vice President and Director,
11100 Santa Monica Blvd.                   President               Capital Research and Management
Los Angeles, CA 90025                                              Company

Claudia P. Huntington             45       Vice President of       Vice President, Capital Research and
333 South Hope Street                      Endowments              Management Company
Los Angeles, CA 90071

John H. Smet                      41       Vice President of       Vice President, Capital Research and
11100 Santa Monica Blvd.                   Bond Portfolio for      Management Company
Los Angeles, CA 90025                      Endowments

Patrick F. Quan                   39       Secretary               Vice President, Fund Business
P.O. Box 7650                                                      Management Group, Capital Research
San Francisco, CA 94120                                            and Management Company

Lisa G. Hathaway                  35       Assistant Vice          Assistant Vice President, Fund
333 South Hope Street                      President               Business Management Group, Capital
Los Angeles, CA 90071                                              Research and Management Company

Louise M. Pescetta                47       Assistant Vice          Assistant Vice President, Fund
P.O. Box 7650                              President and           Business Management Group, Capital
San Francisco, CA 94120                    Assistant Secretary     Research and Management Company

Mary C. Hall                      39       Treasurer               Senior Vice President, Fund Business
135 South State College                                            Management Group, Capital Research
Blvd.                                                              and Management Company
Brea, CA 92821

Robert P. Simmer                  36       Assistant Treasurer     Vice President, Fund Business
5300 Robin Hood Road                                               Management Group, Capital Research
Norfolk, VA 23513                                                  and Management Company


_________________

  # Positions within the organizations listed may have changed during this period.

     + An "interested person" of the funds within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of his affiliation with Capital Research and Management Company, the funds' investment adviser.

 ++ The Certificates of Incorporation provide that no person shall serve as a director of the funds (except for the Chairman of the Board or the President), unless he or she is a designated representative of at least one charitable institution which is a shareholder of the funds.

 All of the officers listed are officers or employees of the investment adviser or affiliated companies. Endowments and Bond Portfolio for Endowments do not pay any salaries or fees to their directors or officers. However, the funds reimburse certain expenses of the directors who are not affiliated with the investment adviser.

 The following directors serve or have served on boards of tax-exempt 501(c)(3) organizations and have had experience in dealing with the administrative and financial needs of these institutions: Robert B. Egelston - California Institute of the Arts, Claremont University Center, Los Angeles Festival, The Los Angeles Philharmonic Association, The Music Center of Los Angeles County, The Wharton School of Finance and Commerce, University of Pennsylvania; Frank
L. Ellsworth - Claremont University Center, English Village, Seattle, Foundation for Independent Higher Education, Global Partners, Canada, Graphic Arts Counsel--Los Angeles County Museum of Art, Independent Colleges of Southern California, Inc., The Japanese-American National Museum, Japanese Foundation of International Education, The Los Angeles Dance Center, Pitzer College, Southwestern University School of Law; Steven D. Lavine - American Council on the Arts, KCRW-FM National Public Radio, The Music Center Operating Company, The Music Center of Los Angeles County; Patricia A. McBride - Dallas Museum of Art League, Dallas Symphony Orchestra Association, Dallas Symphony Orchestra League, Girl Scout Council, Inc., McDermott Foundation, St. Mark's School of Texas, Southwest Museum of Science and Technology; John R. Metcalf - Radiology Research and Education Foundation, The Yosemite Fund; Thomas E. Terry
- Citizens' Scholarship Foundation of America, Edgewood High School, Elvehjem Museum of Art, Ketchum YMCA, Madison Opera, Inc., National Football Scholarship Foundation; Charles R. Redmond - AMAN Folk Ensemble, Catholic Charities of the Archdiocese of Los Angeles, Loyola Marymount University, The Music Center of Los Angeles County, Pasadena Playhouse, Pfaffinger Foundation, Times Mirror Foundation; Robert C. Ziebarth - Chicago Maternity Center, Choate School, Foundation for Reproductive Research & Education, Latin School of Chicago, National Association of Independent Schools, Naval Historical Foundation, Northwestern Memorial Hospital.

                                   MANAGEMENT

    INVESTMENT ADVISER - The investment adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Singapore, Hong Kong and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 1135 South State College Boulevard, Brea, CA 92821. The investment adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The investment adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the investment adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The investment adviser is responsible for managing more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENTS - The Investment Advisory and Service Agreements (the Agreements) between the funds and the investment adviser, dated July 28, 1975, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the boards of directors of the funds, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the funds, and (ii) the vote of a majority of directors who are not parties to the Agreements or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreements was approved by the unanimous vote of the boards of directors of the funds on May 15, 1997 for the period through July 27, 1998. The Agreements also provide that either party has the right to terminate them without penalty, upon 60 days' written notice to the other party, and that the Agreements automatically terminate in the event of their assignment (as defined in said
Act).


 The investment adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the funds, provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the funds. The funds pay all expenses not specifically assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to shareholders; taxes; expenses of the issuance and redemption of shares of the funds (including stock certificates, registration and qualification fees and expenses); legal and auditing expenses; expenses paid to directors unaffiliated with the investment adviser; association dues; and costs of stationery and forms prepared exclusively for the funds.

    Capital Research and Management Company receives a management fee at the annual rates of 1/2 of 1% of each fund's net assets up to $150,000,000 and 4/10 of 1% of such assets over $150,000,000.

    The Agreements provide for an advisory fee reduction to the extent that a fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses.

    Effective December 1, 1995, the investment adviser has agreed with each fund to voluntarily waive management fees to the extent that the fund's annual operating expenses exceed 0.75% of its average net assets per annum. There can be no assurance that this voluntary fee waiver will continue in the future.


 During the years ended July 31, 1997, 1996 and 1995, the investment adviser received from Endowments advisory fees of $276,008, $300,818, and $273,381, and from Bond Portfolio for Endowments advisory fees of $177,223, $214,202, and $223,573, respectively.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

    The funds are tax-exempt organizations under Section 501(c)(2) of the Internal Revenue Code. In addition, each fund intends to operate as a "regulated investment company" under Subchapter M of the Internal Revenue Code. If, in the future, a fund elects to be treated as regulated investment companies, it will be subject to the provisions described below.

    To qualify as a "regulated investment company," a fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) for taxable year beginning on or before August 5, 1997, derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

    Under Subchapter M, if a fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income that it retains.

 Under the Internal Revenue Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The funds intend to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

                               PURCHASE OF SHARES

 The purchase of shares may be paid in cash or in a like value of acceptable securities. Such securities will (i) be acquired for investment and not for resale; (ii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iii) have a value which is readily ascertainable.

 PRICE OF SHARES - The price you pay for shares is the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Such net asset value is effective for orders to purchase shares of the funds received by the funds before the close of trading on the New York Stock Exchange; orders received after the close of trading will be entered at the net asset value as computed as of the close of trading of the New York Stock Exchange on the next business day. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the funds, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

    All portfolio securities of funds managed by Capital Research and Management Company are valued, and the net asset value per share is determined, as follows:

    1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

    Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

    Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

    Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board;
    2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

    3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

    Orders for the funds' portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of other funds served by the Investment Adviser. The funds do not consider that they have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

 There are occasions on which portfolio transactions for the funds may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the funds, they are effected only when the investment adviser believes that to do so is in the interest of the funds. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The funds will not pay a mark-up for research in principal transactions.

 Brokerage commissions paid on portfolio transactions during the fiscal years ended July 31, 1997, 1996 and 1995, amounted to $61,000, $52,000, and $38,000 for Endowments. There are no brokerage commissions paid on portfolio transactions for Bond Portfolio for Endowments.

BOND PORTFOLIO FOR ENDOWMENTS

 The fund is required to disclose information regarding investments in the securities of broker-dealers (or parents of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, Merrill Lynch, Pierce, Fenner & Smith, Inc. was among the top 10 dealers that acted as principals in portfolio transactions. The fund held debt securities of in the amount of $376,000 as of the close of its most recent fiscal year.

                              REDEMPTION OF SHARES

    For redemption requests received after the close of trading on the New York Stock Exchange, the redemption price will be the net asset value determined as of the close of trading on the next business day of the New York Stock Exchange. There is no charge to the shareholder for redemption. Payment in cash or in kind is made as soon as reasonably practicable after tender in proper form (as described above), and must, in any event, be made within seven days thereafter. Either fund may, however, suspend the right of redemption during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such exchange is closed for other than weekends or holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) any emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

    Although they would not normally do so, the funds have the right to pay the redemption price in whole or in part in portfolio securities as selected by the boards of directors, taken at their value as used in determining net asset value for purposes of computing the redemption price. A shareholder that redeems fund shares, and is given by the fund a proportionate amount of the fund's portfolio securities in lieu of cash, may incur brokerage commissions in the event of a sale of the securities through a broker. However, the funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90-day period for any one shareholder.

                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the funds, including proceeds from the sale of shares of the funds and of securities in the funds' portfolios, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian. Non-U.S. securities may be held by the Custodian pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.

 INDEPENDENT AUDITORS - Deloitte & Touche LLP, located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the funds' independent auditors, providing audit services, preparing tax returns and reviewing certain documents of the funds to be filed with the Securities and Exchange Commission. The financial statements included in this statement of additional information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

 COUNSEL - Paul, Hastings, Janofsky & Walker LLP, 555 South Flower Street, Los Angeles, CA 90071, has passed upon the legality of the shares offered hereby.

 REPORTS TO SHAREHOLDERS - The funds' fiscal year ends on July 31.
Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information audited by the funds' independent auditors, Deloitte & Touche LLP, whose selection is determined annually by the boards of directors.

 The financial statements including the investment portfolio and the Report of Independent Auditors contained in the Annual Report are included in this statement of additional information.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

    REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The funds have made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the funds were a common-law trust. Accordingly, the directors of a fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund.

                               INVESTMENT RESULTS

    Endowments' yield was 2.51% and Bond Portfolio for Endowments' yield was 5.96% based on a 30-day (or one month) period ended July 31, 1997, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[(a-b/cd+1)/6/-1]

Where: a = dividends and interest earned during the period.

  b = expenses accrued for the period (net of reimbursements).

  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

  d = the maximum offering price per share on the last day of the period. (Endowments and Bond Portfolio for Endowments do not have a sales charge.)

    Endowments' average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +38.40%, +16.01% and +13.35%, respectively. Bond Portfolio for Endowments' average annual total return for the one-, five- and ten-year periods ended on July 31, 1997 was +10.83%, +6.96% and +9.28%, respectively. The average annual total return (T) is computed by equating the value at the end of the period (ERV) with a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the boards of directors; and (2) a complete redemption at the end of any period illustrated.

 The funds may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset
value and the capital gains paid over the last 12 months.   The distribution
rate may differ from the yield.

 The funds may include information on their investment results and/or comparisons of their investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard & Poor's 500 Stock Composite Index and the Lipper Growth & Income Fund Index for Endowments and the Lehman Aggregate Bond Index for Bond Portfolio for Endowments) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.

    The funds may refer to results compiled by organizations such as CDA Investment Services, Ibbotson Associates, Lipper Analytical Services, and Morningstar, Inc. and by the U.S. Department of Commerce. Additionally, the funds may, from time to time, refer to results published in various newspapers and periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The funds may, from time to time, compare their investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for the funds set forth below were calculated as described in the funds' prospectus. The percentage increases shown in the table below or used in published reports of the funds are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.

                        ENDI vs. Various Unmanaged Indices

10-Year                                                                            Lipper Growth

8/1 -  7/31                         ENDI             DJIA/1/        S&P 500/2/     and Income/3/



1987 - 1997                         +251%            +336%          +303%          +252%

1986 - 1996                         +204             +330           +269           +220

1985 - 1995                         +238             +391           +306           +255

1984 - 1994                         +271             +385           +327           +290

1983 - 1993                         +260             +333           +294           +249

1982 - 1992                         +411             +528           +478           +381

1981 - 1991                         +325             +392           +343           +290

1980 - 1990                         +326             +392           +344           +301

1979 - 1989                         +379             +409           +416           +387

1978 - 1988                         +328             +308           +326           +329

1977 - 1987                         +384             +388           +417           +412

1976 - 1986                         +329             +208           +271           +301

1975 - 1985                         +335             +177           +250           +287

1975# - 1985                        +333             +177           +248           +287




                      BENDI vs. Various Unmanaged Indices

                                                      Lehman                Lipper Average of

10-Year                                               Brothers              Corporate A-Rated

8/1 -  7/31                     BENDI                 Aggregate/4/          Debt Funds/5/



1987 - 1997                     +143%                 +139%                 +135%

1986 - 1996                     +129                  +126                  +119

1985 - 1995                     +161                  +160                  +148

1984 - 1994                     +191                  +193                  +178

1983 - 1993                     +219                  +218                  +201

1982 - 1992                     +254                  +251                  +232

1981 - 1991                     +253                  +269                  +233

1980 - 1990                     +204                  +217                  +188

1979 - 1989                     +195                  +201                  +184

1978 - 1988                     +178                  +178                  +164

1977 - 1987                     +157                  +164                  +151

1976 - 1986                     +178                  +181                  +168

1975 - 1985                     +157                  N/A                   +158

1975# - 1985                    +158                  N/A                   N/A



________________
#  From July 26, 1975

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lipper Growth & Income Fund Index is a non-weighted index of the 30 largest funds within the Lipper Growth & Income investment objective. It is calculated daily with adjustments for income dividends and capital gain distributions as of the ex-dividend dates.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index. Its inception date is December 31, 1975.

/5/ The Lipper Average of Corporate A-Rated Debt Funds is an average of the cumulative total reinvestment performance of funds that invest at least 65% of assets in corporate debt issues rated "A" or better or government issues.


             SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                   . . . and had taken

                                                                  all dividends and

                                                                  capital gain

                                                                  distributions

                                                                  in shares, your

If you had                                                        investment would

invested $50,000                                                  have been worth

in ENDI this many                                                 this much at

years ago . . .                                                        7/31/97

|                                                                 |

Number                         Periods

of Years                       8/1  - 7/31                        Value



1                              1996 - 1997                        $69,199

2                              1995 - 1997                        78,344

3                              1994 - 1997                        92,894

4                              1993 - 1997                        95,467

5                              1992 - 1997
                                                                  105,060

6                              1991 - 1997
                                                                  121,600

7                              1990 - 1997
                                                                  139,878

8                              1989 - 1997
                                                                  145,650

9                              1988 - 1997
                                                                  179,471

10                             1987 - 1997
                                                                  175,330

11                             1986 - 1997
                                                                  210,593

12                             1985 - 1997
                                                                  264,439

13                             1984 - 1997
                                                                  344,935

14                             1983 - 1997
                                                                  343,762

15                             1982 - 1997
                                                                  536,330

16                             1981 - 1997
                                                                  516,604

17                             1980 - 1997
                                                                  595,306

18                             1979 - 1997
                                                                  697,857

19                             1978 - 1997
                                                                  769,045

20                             1977 - 1997
                                                                  847,981

21                             1976 - 1997
                                                                  902,945

22                             1975#- 1997
                                                                  1,146,270



#  From July 26, 1975
             SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                                . . . and had taken

                                                               all dividends and

                                                               capital gain

                                                               distributions

                                                               in shares, your

If you had                                                     investment would

invested $50,000                                               have been worth

in BENDI this many                                             this much at

years ago . . .                                                     7/31/97

|                                                              |

Number
                              Periods

of Years                                                       Value
                              8/1  - 7/31



1                             1996 - 1997                      $55,413

2                             1995 - 1997                      58,877

3                             1994 - 1997                      63,572

4                             1993 - 1997
                                                               62,654

5                             1992 - 1997                      70,011

6                             1991 - 1997
                                                               83,093

7                             1990 - 1997
                                                               92,049

8                             1989 - 1997
                                                               98,359

9                             1988 - 1997
                                                               111,818

10                            1987 - 1997
                                                               121,453

11                            1986 - 1997
                                                               126,814

12                            1985 - 1997
                                                               153,398

13                            1984 - 1997
                                                               185,059

14                            1983 - 1997
                                                               199,782

15                            1982 - 1997
                                                               247,638

16                            1981 - 1997
                                                               293,217

17                            1980 - 1997
                                                               279,795

18                            1979 - 1997
                                                               290,179

19                            1978 - 1997
                                                               310,440

20                            1977 - 1997
                                                               312,715

21                            1976 - 1997
                                                               351,971

22                            1975#- 1997
                                                               395,088



#  From July 26, 1975


   Illustration of a $50,000 investment in ENDI with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1997)

                 COST OF SHARES                                   VALUE OF SHARES

                                                                               From

Year                                             Total          From           Capital         From

Ended            Annual         Dividends        Investment     Initial        Gains           Dividends      Total

July 31          Dividends      (cumulative)     Cost           Investment     Reinvested      Reinvested     Value





1975#            $0             $0               $50,000        $49,769        $0              $0             $49,770

1976             2,408          2,408            52,408         60,781         0               2,695          63,476

1977             2,454          4,862            54,862         62,331         0               5,259          67,590

1978             2,899          7,761            57,761         65,910         0               8,615          74,525

1979             3,511          11,272           61,272         69,263         0               12,868         82,131

1980             4,322          15,594           65,594         77,021         0               19,256         96,277

1981             6,326          21,920           71,920         79,847         4,739           26,356         110,942

1982             7,869          29,789           79,789         64,678         13,443          28,739         106,860

1983             6,722          36,511           86,511         96,477         20,052          50,197         166,726

1984             7,502          44,013           94,013         83,847         31,536          50,774         166,157

1985             9,036          53,049           103,049        95,601         53,303          67,832         216,736

1986             10,623         63,672           113,672        104,971        81,000          86,184         272,155

1987             12,851         76,523           126,523        104,222        123,158         99,505         326,885

1988             15,733         92,256           142,256        88,382         130,787         100,178        319,347

1989             17,918         110,174          160,174        96,368         167,745         129,388        393,501

1990             22,799         132,973          182,973        89,440         178,016         142,283        409,739

1991             21,836         154,809          204,809        94,623         202,831         173,872        471,326

1992             20,318         175,127          225,127        96,580         249,826         199,127        545,533

1993             21,415         196,542          246,542        97,479         279,694         223,176        600,349

1994             22,417         218,959          268,959        90,868         296,050         230,062        616,980

1995             22,961         241,920          291,920        95,522         369,066         266,973        731,561

1996             25,984         267,904          317,904        98,431         428,636         301,171        828,238

1997             25,982         293,886          343,886        119,852        629,560         396,858        1,146,270




# From July 26, 1975
The dollar amount of capital gain distributions during the period was $473,360.



   Illustration of a $50,000 investment in BENDI with dividends reinvested and capital gain distributions taken in shares (for the period July 26, 1975 through July 31, 1997)

             COST OF SHARES                                    VALUE OF SHARES

                                                                              From

Year                                           Total          From            Capital          From

Ended        Annual          Dividends         Investment     Initial         Gains            Dividends       Total

July 31      Dividends       (cumulative)      Cost           Investment      Reinvested       Reinvested      Value





1975#        $0              $0                $50,000        $50,065         $0               $0              $50,064

1976         3,466           3,466             53,466         52,455          0                3,668           56,123

1977         4,395           7,861             57,861         54,854          0                8,315           63,169

1978         4,798           12,659            62,659         51,161          0                12,472          63,633

1979         5,595           18,254            68,254         50,165          0                17,913          68,078

1980         7,331           25,585            75,585         46,568          0                24,036          70,604

1981         7,990           33,575            83,575         39,235          0                28,137          67,372

1982         9,678           43,253            93,253         40,739          0                39,032          79,771

1983         10,518          53,771            103,771        45,384          0                53,497          98,881

1984         11,193          64,964            114,964        43,796          0                62,950          106,746

1985         12,231          77,195            127,195        47,570          0                81,205          128,775

1986         13,557          90,752            140,752        52,296          0                103,480         155,776

1987         13,829          104,581           154,581        50,040          0                112,609         162,649

1988         13,553          118,134           168,134        48,557          5,210            122,900         176,667

1989         15,800          133,934           183,934        50,630          5,433            144,778         200,841

1990         17,213          151,147           201,147        49,693          5,332            159,584         214,609

1991         19,146          170,293           220,293        50,432          5,411            181,896         237,739

1992         20,570          190,863           240,863        55,202          5,923            221,039         282,164

1993         22,376          213,239           263,239        55,827          12,805           246,660         315,292

1994         22,971          236,210           286,210        47,876          29,925           232,942         310,743

1995         23,564          259,774           309,774        47,762          31,232           256,528         335,522

1996         25,003          284,777           334,777        47,223          30,879           278,391         356,493

1997         26,094          310,871           360,871        48,756          31,882           314,450         395,088



# From July 26, 1975

The dollar amount of capital gain distributions during the period was $33,339.



   EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1967 (127 in all), those funds have had better total returns than the Standard & Poor's 500 Composite Stock Index in 91 of the 127 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.





ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1997
                                                                                             Percent
                                                                                              of Net
INDUSTRY DIVERSIFICATION                                                                      Assets
---------------------------------------------------                                            -----
EQUITY-TYPE SECURITIES
  Utilities: Electric & Gas                                                                     8.40%
  Energy Sources                                                                                 8.12
  Health & Personal Care                                                                         7.01
  Insurance                                                                                      6.92
  Business & Public Services                                                                     6.50
  Chemicals                                                                                      6.07
  Banking                                                                                        6.02
  Forest Products & Paper                                                                        4.61
  Food & Household Products                                                                      4.42
  Metals: Nonferrous                                                                             4.08
  Broadcasting & Publishing                                                                      2.74
  Telecommunications                                                                             2.62
  Merchandising                                                                                  2.45
  Financial Services                                                                             1.82
  Electrical & Electronics                                                                       1.57
  Real Estate                                                                                    1.44
  Transportation: Rail & Road                                                                    1.29
  Beverages & Tobacco                                                                            1.23
  Machinery & Engineering                                                                        1.17
  Automobiles                                                                                     .69
                                                                                               -----
                                                                                                79.17
Equity-type securities in initial period of acquisition                                          4.09
Short-Term Securities                                                                           16.18
Excess of cash and receivables over payables                                                      .56
                                                                                               -----
Net Assets                                                                                    100.00%
                                                                                               =====
                                                                                             Percent
                                                                                              of Net
TEN LARGEST HOLDINGS                                                                          Assets
---------------------------------------------------                                        ---------
Aluminum Co. of America                                                                         4.08%
Atlantic Richfield                                                                               4.08
General Mills                                                                                    3.33
Duke Energy                                                                                      2.97
American Home Products                                                                           2.59
RPM                                                                                              2.56
J.C. Penney                                                                                      2.45
Trenwick                                                                                         2.41
H.F. Ahmanson                                                                                    2.23
Glaxo Wellcome                                                                                   2.23
                                                                                               -----
                                                                                               28.93%
                                                                                               =====
                                                                 Shares or                   Percent
EQUITY-TYPE SECURITIES                                           Principal         Market     Of Net
Common and preferred stocks and convertible debentures              Amount          Value     Assets
---------------------------------------------------              ---------      ---------  ---------
ENERGY
Energy Sources-8.12%
  Amoco Corp.                                                          5000   $   470,000       0.98%
  Atlantic Richfield Co.                                              26000        1945125       4.08
  Texaco Inc.                                                          4000         464250        .97
  Ultramar Diamond Shamrock Corp.                                     30000         997500       2.09


Utilities: Electric & Gas-8.40%
  DPL Inc.                                                            25000         615625       1.29
  Duke Energy Corp.                                                   28000        1419250       2.97
  GPU, Inc.                                                           20000         693750       1.45
  Southern Electric PLC (United Kingdom)                              60000         439982        .92
  Union Electric Co.                                                  10000         385000        .81
  Williams Companies, Inc.                                            10000         457500        .96
                                                                                ---------  ---------
                                                                                   7887982      16.52
                                                                                ---------  ---------
MATERIALS
Chemicals-6.07%
  Dow Chemical Co.                                                     8000         760000       1.59
  RPM, Inc.                                                           60000        1222500       2.56
  Witco Corp.                                                         20000         912500       1.92
Forest Products & Paper-4.61%
  Georgia-Pacific Corp.                                                5000         472188        .99
  International Paper Co.                                              6000         336000        .70
  Louisiana-Pacific Corp.                                             30000         688125       1.44
  Union Camp Corp.                                                    12000         702750       1.48
Metals: Nonferrous-4.08%
  Aluminum Co. of America                                             22000        1947000       4.08
                                                                                ---------  ---------
                                                                                   7041063      14.76
                                                                                ---------  ---------
CAPITAL EQUIPMENT
Electrical & Electronics-1.57%
  Nokia Corp., Class A (American Depositary
   Receipts) (Finland)                                                 4000         342500        .72
  Telefonaktiebolaget LM Ericsson, Class B
   (American Depositary Receipts) (Sweden)                             9000         407250        .85
Machinery & Engineering-1.17%
  Caterpillar Inc.                                                    10000         560000       1.17
                                                                                ---------  ---------
                                                                                   1309750       2.74
                                                                                ---------  ---------
CONSUMER GOODS
Automobiles-0.69%
  Ford Motor Co.                                                       8000         327000        .69
Beverages & Tobacco-1.23%
  Philip Morris Companies Inc.                                        13000         586625       1.23
Food & Household Products-4.42%
  General Mills, Inc.                                                 23000        1589875       3.33
  McCormick & Co.                                                     20000         520000       1.09
Health & Personal Care-7.01%
  American Home Products Corp.                                        15000        1236563       2.59
  Avon Products, Inc.                                                  3900         282994        .59
  Glaxo Wellcome PLC (American Depositary
   Receipts) (United Kingdom)                                         25000        1062500       2.23
  Schering-Plough Corp.                                               14000         763874       1.60
                                                                                ---------  ---------
                                                                                   6369431      13.35
                                                                                ---------  ---------
SERVICES
Broadcasting & Publishing-2.74%
  Gannett Co., Inc.                                                    4000         397250        .83
  Houston Industries Inc., 7.00% Automatic Common
   Exchange Securities 7/1/00 (1) (2)                                 17000         911625       1.91
Business & Public Services-6.50%
  Alexander & Baldwin, Inc.                                           30000         810000       1.70
  Browning-Ferris Industries, Inc.                                    13000         481000       1.01
  Cognizant Corp.                                                      8000         341000        .71
  CUC International Inc., 3.00% convertible
   debentures 2/15/02 (3)                                         $800,000          824000       1.73
  Electronic Data Systems Corp.                                       10000         432500        .91
  Waste Management, Inc.(formerly WMX
   Technologies, Inc.)                                                 6596         211072        .44
Merchandising-2.45%
  J.C. Penney Co., Inc.                                               20000        1170000       2.45

Telecommunications-2.62%
  Ameritech Corp.                                                     12000         809250       1.70
  AT&T Corp.                                                          12000         441750        .92
Transportation: Rail & Road-1.29%
  CSX Corp.                                                           10000         617500       1.29
                                                                                ---------  ---------
                                                                                   7446947      15.60
                                                                                ---------  ---------
FINANCE
Banking-6.02%
  H.F. Ahmanson & Co.                                                 20000        1063750       2.23
  Bank of Tokyo-Mitsubishi, Ltd. (American
   Depositary Receipts) (Japan)                                       25000         473438        .99
  CoreStates Financial Corp.                                          10000         616875       1.29
  Huntington Bancshares Inc.                                          25190         717915       1.51
Financial Services-1.82%
  Beneficial Corp.                                                    12000         870000       1.82
Insurance-6.92%
  Arthur J. Gallagher & Co.                                           15000         543750       1.14
  General Re Corp.                                                     3000         626625       1.31
  Liberty Corp.                                                       10000         447500        .94
  Royal & Sun Alliance Insurance Group PLC
   (United Kingdom)                                                   65000         535295       1.12
  Trenwick Group Inc.                                                 30000        1147500       2.41
Real Estate-1.44%
  Security Capital Pacific Trust                                      30000         686249       1.44
                                                                                ---------  ---------
                                                                                   7728897      16.20
                                                                                ---------  ---------
MISCELLANEOUS
Other equity-type securities in initial period of acquisition                      1953241       4.09
                                                                                ---------  ---------
TOTAL EQUITY-TYPE SECURITIES (cost: $29,322,142)                                  39737311      83.26
                                                                                ---------  ---------


                                                                 Principal
                                                                    Amount
SHORT-TERM SECURITIES                                                (000)
Corporate Short-Term Notes-14.29%
  Associates Corp. of North America 5.85%
   due 8/1/97                                                         $890          889855       1.86
  Bell Atlantic Financial Services, Inc. 5.47%
   due 8/11/97                                                       1,000          998329       2.09
  E.I. du Pont de Nemours and Co. 5.45% due 9/4/97                   1,300         1293112       2.71
  Lucent Technologies Inc. 5.47%-5.50%
   due 8/4-9/11/97                                                   1,000          997947       2.09
  Pitney Bowes Credit Corp. 5.51% due 8/15/97                        1,200         1197245       2.51
  United Parcel Service of America, Inc.5.49%
   due 9/23/97                                                         700          694236       1.46
  Weyerhaeuser Co. 5.53% due 8/7/97                                    750          749192       1.57
                                                                                ---------  ---------
                                                                                   6819916      14.29
                                                                                ---------  ---------
Federal Agency Discount Notes-1.89%
  Federal National Mortgage Assn. 5.45% due 8/26/97                     905       901,454        1.89
                                                                                ---------  ---------
TOTAL SHORT-TERM SECURITIES (cost: $7,721,354)                                     7721370      16.18
                                                                                ---------  ---------
TOTAL INVESTMENT SECURITIES (cost: $37,043,496)                                   47458681      99.44
Excess of cash and receivables over payables                                        268808        .56
                                                                                ---------  ---------
NET ASSETS                                                                    $47,727,489     100.00%
                                                                                =========  =========


(1)Non-income-producing security.
(2) Security is convertible into Time Warner shares.
(3)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements




Equity-type securities added to the portfolio
since January 31, 1997
--------------------------------------

Avon Products
Bank of Tokyo-Mitsubishi
CSX
CUC International
Electronic Data Systems
Arthur J. Gallagher
Glaxo Wellcome
Houston Industries
Royal & Sun Alliance Insurance
Southern Electric
Texaco
Ultramar Diamond Shamrock
Williams Companies
Witco

Equity-type securities eliminated from the portfolio
since January 31, 1997
--------------------------------------

ACNielsen
American Greetings
Anheuser-Busch
Central Fidelity Banks
Crompton & Knowles
Exxon
International Business Machines
Jefferson BankShares
Merck & Co.
Parker Hannifin
PepsiCo
PG&E
Tambrands
U.S. Bancorp
USLIFE
Volvo
Warner-Lambert

Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1997
Assets:
Investment securities at market
 (cost: $37,043,496)                                               $47,458,681
Cash                                                                    54,940
Receivables for-
 Sales of Investments                                 $191,019
 Dividends and accrued interest                        $68,014         259,033
                                                  ------------    ------------
                                                                    47,772,654
Liabilities:
Payables for -
 Management services                                    21,838
 Accrued expenses                                       23,327          45,165
                                                  ------------    ------------
Net Assets at July 31, 1997 -
 Equivalent to $22.66 per share on
 2,106,069 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--6,000,000 shares)                                  $47,727,489
                                                                 =============
Statement of Operations
for the year ended July 31, 1997
Investment Income:
Income:
 Dividends                                        $  1,257,590
 Interest                                              652,824      $1,910,414
                                                  ------------
Expenses:
 Management services fee                               276,008
 Custodian fee                                           2,768
 Registration statement and prospectus                  14,819
 Reports to shareholders                                10,753
 Auditing fees                                          46,844
 Legal fees                                              4,810
 Taxes other than federal income tax                    30,070
 Other expenses                                         20,038         406,110

 Net investment income                                               1,504,304

Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                   14,485,532
Net increase in unrealized
 appreciation on investments:
 Beginning of year                                   8,633,233
 End of year                                        10,415,185
                                                  ------------
  Net unrealized appreciation on investments                         1,781,952

 Net realized gain and unrealized
  appreciation on investments                                       16,267,484

Net Increase in Net Assets Resulting
 from Operations                                                  $ 17,771,788

See Notes to Financial Statements


Statement of Changes in Net Assets

                                                    Year ended      Year ended
                                                       7/31/97         7/31/96
Operations:
Net investment income                           $    1,504,304   $   1,871,962
Net realized gain on investments                    14,485,532       6,351,802
Net unrealized appreciation (depreciation)
 on investments                                      1,781,952        (726,814)
                                                  ------------    ------------
 Net increase in net assets resulting
  from operations                                   17,771,788       7,496,950
                                                 -------------   -------------
Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                (1,543,830)     (1,975,816)
Distributions from net realized
 gain on investments                                (6,480,136)     (3,710,692)
                                                 -------------   -------------
 Total dividends and distributions                  (8,023,966)     (5,686,508)
                                                 -------------   -------------
Capital Share Transactions:
Proceeds from shares sold:
 198,622 and 279,532
 shares, respectively                                3,944,263       5,201,405
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 396,508 and 283,073 shares,
 respectively                                        7,514,541       5,156,184
Cost of shares repurchased:
 1,675,374 and 518,349
 shares,  respectively                             (32,784,034)     (9,598,279)
                                                 -------------   -------------
 Net increase (decrease) in net assets
  resulting from capital share transactions        (21,325,230)        759,310
                                                 -------------   -------------
Total Increase (Decrease) in Net Assets            (11,577,408)      2,569,752
Net Assets:
Beginning of year                                   59,304,897      56,735,145
                                                 -------------   -------------
End of year (including undistributed
 net investment income:  $118,014 and
 $157,540, respectively)                           $47,727,489    $ 59,304,897
                                                 =============   =============
See Notes to Financial Statements

ENDOWMENTS, INC.

NOTES TO FINANCIAL STATEMENTS

1. Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of principal with income and preservation of capital as secondary objectives, primarily through investments in common stocks. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,768 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
 As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $10,415,185, of which $10,440,334 related to appreciated securities and $25,149 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The cost of portfolio securities for book and federal income tax purposes was $37,043,496 at July 31, 1997.

3. The fee of $276,008 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. For the year ended of July 31, 1997, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's annual expenses do not exceed 0.75% of average net assets. For the year ended July 31, 1997, no such fee reduction was required.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1997, accumulated undistributed net realized gain on investments was $12,780,274 and additional paid-in capital was $22,307,947.
 The fund made purchases and sales of investment securities, excluding short-term securities, of $21,861,248 and $44,658,716, respectively, during the year ended July 31, 1997.


ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                             Year ended         July 31
                                                                --------       --------      --------    --------   --------
                                                                    1997            1996         1995         1994       1993
                                                                --------       --------      --------    --------   --------
Net Asset Value, Beginning of Year                                  18.61          18.06         17.18       18.43      18.26
                                                                --------       --------      --------    --------   --------
 Income from Investment Operations:
  Net investment income                                              .56            .58           .63         .65        .66
  Net realized and unrealized
   gain (loss) on investments                                       6.04           1.73          2.21        (.16)      1.05
                                                                --------       --------      --------    --------   --------
   Total income from investment operations                          6.60           2.31          2.84         .49        1.71
                                                                --------       --------      --------    --------   --------
 Less Distributions:
  Dividends from net investment income                              (.55)          (.61)         (.61)       (.66)      (.69)
  Distributions from net realized gains                            (2.00)         (1.15)        (1.35)      (1.08)      (.85)
                                                                --------       --------      --------    --------   --------
   Total distributions                                             (2.55)         (1.76)        (1.96)      (1.74)     (1.54)
                                                                --------       --------      --------    --------   --------
Net Asset Value, End of Year                                        22.66          18.61         18.06       17.18      18.43
                                                                ========       ========      ========    ========   ========
Total Return                                                       38.40%         13.22%        18.57%       2.77%     10.05%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                               $48            $59           $57         $53        $72
 Ratio of expenses to average net assets                             .74%           .72%          .73%        .73%       .64%
 Ratio of net income to average net assets                          2.73%          3.12%         3.70%       3.78%      3.72%
 Average commissions paid per share(1)                             5.00c          5.87c         5.94c       6.27c      7.03c
 Portfolio turnover rate                                           50.69%         38.73%        24.04%      25.58%     29.70%
(1)Brokerage commissions paid on portfolio transactions
 increase the cost of securities purchased or reduce the
 proceeds of securities sold, and are not separately
 reflected in the fund's statement of operations.
 Shares traded on a principal basis (without commissions),
 such as most over-the-counter and fixed-income
 transactions, are excluded.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Endowments, Inc.:

    We have audited the accompanying statement of assets and liabilities of Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Endowments, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 29, 1997


BOND PORTFOLIO FOR ENDOWMENTS, INC.
INVESTMENT PORTFOLIO, JULY 31, 1997
                                                                Principal                  Percent
                                                                   Amount         Market    of Net
BONDS & NOTES                                                       (000)          Value    Assets
Industrials - 14.20%
Comcast Corp. 8.375% due 5/01/07 (1)                              $   250    $   275,783      0.84%
Hutchison Whampoa Finance Ltd. 6.988% due 8/1/37 (1)                   200         203040       .61
Hyundai Semiconductor America, Inc.
 8.625% due 5/15/07 (1)                                                500         527000      1.60
Inco Ltd.:
 9.875% due 6/15/19                                                    300         325062      3.40
 9.60% due 6/15/22                                                     700         799365
Millennium America Inc. 7.00% due 11/15/06                             250         251440       .76
News America Holdings Inc. 7.43% due 10/1/26                           500         524520      1.59
Petrozuata Finance Inc., Series A, 7.63% due 4/1/09 (1)                250         260800       .79
Tele-Communications, Inc. 9.80% due 2/1/12                             250         301268       .91
Time Warner Inc.:
 Pass-Through Asset Trust, Series 1997-1 ,
  6.10% due 12/30/01 (1)(2)                                            250         244183      2.92
 0% convertible debentures due 6/22/13                                1500         721875
Wharf International Finance Ltd., Series A,
 7.625% due 3/13/07 (1)                                                250         257236       .78
                                                                               ---------    ------
                                                                                  4691572     14.20
                                                                               ---------    ------
Electric Utilities - 3.21%
Big Rivers Electric Corp. 10.70% due 9/15/17                          1000        1059910      3.21
                                                                               ---------    ------
Telephone - 4.95%
U S West Capital Funding, Inc. 6.95% due 1/15/37                       500         516085      4.95
U S West, Inc. 0% convertible
 debentures due 6/25/11                                               3000        1117500
                                                                               ---------    ------
                                                                               1,633,585       4.95
                                                                               ---------    ------
Transportation (2)  - 9.26%
Airplanes Pass Through Trust, Class C, 8.15% due 3/15/19              1000        1058000      3.20
Jet Equipment Trust:
 Series 1994-A, 11.79% due 6/15/13 (1)                                 750         991575      4.54
 Series 1995-B, Class A, 7.63% due 2/15/15 (1)                         480         506971
USAir, Inc., Series 1996-B, 7.50% due 4/15/08                          481         501622      1.52
                                                                               ---------    ------
                                                                                  3058168      9.26
                                                                               ---------    ------
Financial - 5.67%
American Re Corp. 10.875% due 9/15/04                                 1000        1052060      3.18
Capital One Bank 8.125% due 3/1/00                                     250         260733       .79
Terra Nova (Bermuda) Holdings Ltd. 10.75% due 7/1/05                   500         560900      1.70
                                                                               ---------    ------
                                                                                  1873693      5.67
                                                                               ---------    ------
Real Estate - 1.51%
Irvine Co. 7.46% due 3/15/06 (1)(3)                                    500         498100      1.51
                                                                               ---------    ------
Collateralized Mortgage/Asset-Backed
 Obligations (2) - 2.95%
Merrill Lynch Mortgage Investors, Inc., Series 1995-A,
 7.383% due 6/15/21  (4)                                               369         376367      1.14
Prudential Home Mortgage Securities Co., Inc.,
 Series 1992-2033, Class A-12, 7.50% due 11/25/22                      213         212705       .64
Structured Asset Securities Corp., Series 1996-CFL,
 Class A2A, 7.75% due 2/25/28                                          381         386028      1.17
                                                                               ---------    ------
                                                                                   975100      2.95
                                                                               ---------    ------
Floating Rate Eurodollar Notes (Undated)  (4)  - 5.42%
Bank of Nova Scotia 5.75%                                             1000         896300      2.71
Canadian Imperial Bank of Commerce 5.688%                             1000         893750      2.71
                                                                               ---------    ------
                                                                                  1790050      5.42
                                                                               ---------    ------
Governments (excluding U.S. Government) &
 Governmental Authorities - 3.56%
Quebec (Province of) 13.25% due 9/15/14                               1000        1177640      3.56
                                                                               ---------    ------
Federal Agency Obligations - Mortgage
 Pass-Throughs (2) - 13.27%
Federal Home Loan Mortgage Corp.:
 8.75% due 7/1/08                                                      118         122705
 12.50% due 12/1/12                                                     52          60747       .95
 9.00% due 3/1/20                                                      124         133214
Federal National Mortgage Assn.:
 9.00% due 11/1/20                                                     240         255397      2.20
 6.03% due 3/1/33 (4)                                                  474         471134
Government National Mortgage Assn.:
 8.50% due 12/15/08                                                    347         367368
 10.00% due 12/15/19                                                   402         445302
 7.50% due 1/15/24                                                     584         597550     10.12
 7.00% due 2/20/24 (4)                                                 749         764818
 7.375% due 6/20/24 (4)                                                749         769465
 8.50% due 10/15/25                                                    378         394775
                                                                               ---------    ------
                                                                                  4382475     13.27
                                                                               ---------    ------
U.S. Treasury Obligations - 22.48%
 9.25% due 8/15/98                                                    1000        1036091
 7.25% due 5/15/04                                                     500         535470
 11.625% due 11/15/04                                                  500         663595     22.48
 10.375% due 11/15/12                                                 2000        2627820
 8.875% due 8/15/17                                                   2000        2564380
                                                                               ---------    ------
                                                                               7,427,356      22.48
                                                                               ---------    ------
TOTAL BONDS & NOTES (cost: $27,966,316)                                          28567649     86.48
                                                                               ---------    ------
                                                                   Number
STOCKS                                                          of Shares
Preferred Stocks - 0.83%
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual             10000         274200       .83
 capital (1)                                                                   ---------    ------
TOTAL STOCKS (COST $250,000)                                                       274200       .83
                                                                               ---------    ------

SHORT-TERM SECURITIES
Corporate Short-Term Notes - 11.58%
Associates Corp. of North America 5.85% due 8/1/97                     980         979841      2.97
Atlantic Richfield Co. 5.50% due 8/6/97                               1150        1148946      3.48
Pfizer Inc 5.45% due 9/11/97 (1)                                      1200        1192370      3.61
Xerox Corp. 5.48% due 10/17/97                                         510         503933      1.52
                                                                               ---------    ------
TOTAL SHORT-TERM SECURITIES (cost: $3,825,101)                                    3825090     11.58
                                                                               ---------    ------

TOTAL INVESTMENT SECURITIES (cost: $32,041,417)                                  32666939     98.89
Excess of cash and receivables over payables                                       365756      1.11
                                                                               ---------    ------
NET ASSETS                                                                   $33,032,695    100.00%
                                                                               =========   =======
(1) Purchased in a private placement transaction; resale
 to the public may require registration or sale only to
 qualified institutional buyers.
(2) Pass-through securities backed by a pool of
 mortgages or other loans on which principal
 payments are periodically made. Therefore, the
 effective maturity of these securities is shorter than
 the stated maturity.
(3) Valued under procedures established
 by the Board of Directors.
(4) Coupon rate changes periodically.

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
FINANCIAL STATEMENTS
Statement of Assets and Liabilities
at July 31, 1997
Assets:
Investment securities at market
 (cost: $32,041,417)                                                  $32,666,939
Cash                                                                       50,708
Receivables for-
 Sales of investments                                   $  1,697
 Accrued interest                                        546,152          547,849
                                                     -----------      -----------
                                                                       33,265,496
Liabilities:
Payables for-
 Purchases of investments                                200,000
 Management services                                      10,540
 Accrued expenses                                         22,261          232,801
                                                     -----------      -----------
Net Assets at July 31, 1997-
 Equivalent to $17.17 per share on
 1,924,044 shares of $1 par value
capital stock outstanding (authorized
capital stock - 5,000,000 shares)                                     $33,032,695
                                                                      ===========
Statement of Operations
for the year ended July 31, 1997
Investment Income:
Interest income                                                       $ 2,775,511
Expenses:
 Management services fee                             $   177,223
 Custodian fee                                             2,022
 Registration statement and prospectus                    15,568
 Reports to shareholders                                  10,753
 Auditing fees                                            46,844
 Legal fees                                                4,810
 Taxes other than federal income tax                      25,071
 Other expenses                                           20,124
                                                     -----------
  Total expenses before fee waiver                       302,415
 Fee waiver                                               35,051          267,364
                                                     -----------      -----------
 Net investment income                                                  2,508,147
                                                                      -----------
Realized Loss and Unrealized
 Appreciation on Investments:
Net realized loss                                                        (216,967)
Net change in unrealized appreciation
 (depreciation) on investments:
 Beginning of year                                      (731,418)
 End of year                                             625,522
                                                     -----------
  Net unrealized appreciation on
   investments                                                          1,356,940
                                                                      -----------
 Net realized loss and unrealized
  appreciation on investments                                           1,139,973
                                                                      -----------
Net Increase in Net Assets Resulting
 from Operations                                                    $   3,648,120
                                                                      ===========
Statement of Changes in Net Assets

                                                      Year ended          July 31
                                                            1997             1996
Operations:
Net investment income                                $ 2,508,147      $ 3,075,042
Net realized gain (loss) on investments                 (216,967)         123,217
Net unrealized appreciation (depreciation) on
 investments                                           1,356,940         (526,188)
                                                     -----------      -----------
 Net increase in net assets resulting
  from operations                                      3,648,120        2,672,071
                                                     -----------      -----------
Dividends Paid to Shareholders:
Dividends from net investment income                  (2,533,400)      (3,085,285)
                                                     -----------      -----------
Capital Share Transactions:
Proceeds from shares sold:
 187,635 and 168,909
 shares, respectively                                  3,152,584        2,838,556
Proceeds from shares issued in
 reinvestment of net investment income
 dividends: 65,746 and 94,993 shares,
 respectively                                          1,089,420        1,596,233
Cost of shares repurchased:
 822,286 and 377,703
 shares, respectively                                (13,772,096)      (6,407,611)
                                                     -----------      -----------
 Net decrease in net assets resulting
  from capital share transactions                     (9,530,092)      (1,972,822)
                                                     -----------      -----------
Total Decrease in Net Assets                          (8,415,372)      (2,386,036)
Net Assets:
Beginning of year                                     41,448,067       43,834,103
                                                     -----------      -----------
End of year (including undistributed
 net investment income:  $274,340 and
 $299,593, respectively)                             $33,032,695      $41,448,067
                                                     ===========      ===========

See Notes to Financial Statements

Bond Portfolio for Endowments, Inc.
Notes to Financial Statements

1. Bond Portfolio for Endowments, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Shares of the fund may be owned only by organizations exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. The fund itself is exempt from federal taxation under Section 501(c)(2) of the Internal Revenue Code.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $2,022 was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of July 31, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $625,522, of which $994,372 related to appreciated securities and $368,850 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended July 31, 1997. The fund has available at July 31, 1997 a net capital loss carryforward totaling $543,455, which may be used to offset capital gains realized during subsequent years through July 31, 2004. It is the intention of the fund not to make distributions from capital gains until the capital loss carryforward is utilized. The cost of portfolio securities for book and federal income tax purposes was $32,041,417 at July 31, 1997.

3. The fee of $177,223 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $150 million of average net assets and 0.40% of such assets in excess of $150 million. The Investment Advisory and Service Agreement provides for a fee reduction to the extent the fund's annual ordinary operating expenses exceed 1.50% of the first $30 million of the average net assets of the fund and 1.00% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. For the year ended July 31, 1997, no such fee reduction was required.

 In addition, CRMC has voluntarily agreed to waive its management services fees to the extent necessary to ensure that the fund's expenses do not exceed 0.75% of average net assets. For the year ended July 31, 1997, fee reductions were $35,051.

 No fees were paid by the fund to its officers and Directors.

4. As of July 31, 1997, accumulated net realized loss on investments was $543,455 and additional paid-in capital was $30,752,244.
 The fund made purchases and sales of investment securities, excluding short-term securities, of $6,975,429 and $18,694,604, respectively, during the year ended July 31, 1997.


BOND PORTFOLIO FOR ENDOWMENTS, INC.
PER-SHARE DATA AND RATIOS
                                                  Year ended July 31
                                                         ----------  ---------- ------------------------------
                                                                1997        1996     1995       1994    1993
                                                         ----------  ---------- ------------------------------
Net Asset Value, Beginning of Year                             16.63       16.82     16.86     19.66   19.44
                                                         ----------  ---------- ------------------------------
 Income from Investment Operations
  Net investment income                                        1.21        1.22      1.26      1.32    1.49
  Net realized and unrealized
   gain (loss) on investments                                   .52        (.19)      .01     (1.51)    .64
                                                         ----------  ---------- ------------------------------
   Total income (loss) from investment operations              1.73        1.03      1.27      (.19)    2.13
                                                         ----------  ---------- ------------------------------
 Less Distributions:
  Dividends from net investment income                        (1.19)      (1.22)    (1.24)    (1.35)  (1.48)
  Distributions from net realized gains                           -           -      (.07)    (1.26)   (.43)
                                                         ----------  ---------- ------------------------------
   Total distributions                                        (1.19)      (1.22)    (1.31)    (2.61)  (1.91)
                                                         ----------  ---------- ------------------------------
Net Asset Value, End of Year                                   17.17       16.63     16.82     16.86   19.66
                                                            =======     =======   =======   ======= =======
Total Return                                                 10.83%       6.25%      7.97%   (1.44)%  11.74%

Ratios/Supplemental Data:
 Net assets, end of year (in millions)                          $33         $41       $44       $46     $67
 Ratio of expenses to average net assets                   .75% /1/    .75% /1/       .76%      .77%    .65%
 Ratio of net income to average net assets                   7.04%       7.17%       7.52%     6.99%   7.69%
 Portfolio turnover rate                                    22.18%      54.43%      69.22%    82.12%  35.97%
/1/ Had Capital Research and Management Company not waived fees, the fund's ratios of expenses to average net assets would have been 0.85% and 0.80%, respectively, for the periods shown.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Bond Portfolio for Endowments, Inc.:

  We have audited the accompanying statement of assets and liabilities of Bond Portfolio for Endowments, Inc. (the "fund"), including the schedule of portfolio investments, as of July 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Bond Portfolio for Endowments, Inc. as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Los Angeles, California
August 29, 1997


                               OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

 (a)  Included in Prospectus - Part A
    Financial Highlights
   Included in Statement of Additional Information - Part B
    Investment Portfolio
    Statement of Assets and Liabilities
    Statement of Operations
    Statement of Changes in Net Assets
    Notes to Financial Statements
    Selected Per-Share Data and Ratios
    Independent Auditors' Report

 (b) Exhibits.
  1. On file (see SEC file nos. 811-2210 and 2-41200)
  2. On file (see SEC file nos. 811-2210 and 2-41200)
  3. None
  4. On file (see SEC file nos. 811-2210 and 2-41200)
  5. On file (see SEC file nos. 811-2210 and 2-41200)
  6. None
  7. None
  8. On file (see SEC file nos. 811-2210 and 2-41200)
  9. On file (see SEC file nos. 811-2210 and 2-41200)
  10. Not applicable to this filing
  11. Consent of Independent Auditors
  12. None
  13. None
  14. None
  15. None
  16. On file (see SEC file nos. 811-2210 and 2-41200)
  17. Financial Data Schedule (EDGAR)

Item 25. Persons Controlled by or under Common Control with Registrant.

  None.

Item 26. Number of Holders of Securities.


                 As of June 30, 1997

Title of Class                   Number of Record-Holders

Common Stock                     55

($1.00 Par Value)


Item 27. Indemnification.

  Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company, and ICI Mutual Insurance Company which insures its officers and directors against certain liabilities.

  The following are certain provisions of the Delaware Corporation Law applicable to the Registrant:

Subsection (a) of Section 145 of the Delaware Corporation Law empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Subsection (b) of Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person acted in any of the capacities set forth above, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that a court of equity or the court in which such action or suit was brought shall determine that despite the adjudication of liability such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 145 further provides that to the extent a director or officer of a corporation has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in subsections (a) and (b) or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith; that indemnification provided for by Section 145 shall not be deemed exclusive of any other rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director or officer of the corporation against any liability asserted against him or incurred by him in any such capacity or arising out of his status as such whether or not the corporation would have the power to indemnify him against such liabilities under Section 145.

  The By-Laws of the Corporation state:

Section 11.01. The corporation shall indemnify its directors and officers and may indemnify its employees and agents to the full extent permitted by the law of the State of Delaware; provided, however, that the corporation shall not indemnify any of its directors or officers against any liability to the corporation or to its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as described in Section 17(h) of the Investment Company Act of 1940 ("disabling conduct"). The corporation shall indemnify any of its directors or officers against any liability to the corporation or to its stockholders if:

(1) a court or other body before whom a proceeding relating to liability was brought renders a final decision on the merits finding such director or officer not liable by reason of disabling conduct or

(2) in the absence of such a decision either:

        (a) a majority of a quorum of directors, who are neither interested persons of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or

       (b) independent legal counsel in a written opinion makes a reasonable determination, based on a review of the facts, that such director or officer is not liable by reason of disabling conduct.

The corporation may advance funds to cover expenses, including attorneys' fees, incurred by any director or officer in connection with the defense of any such proceeding, provided that such director or officer undertakes to repay any advance, unless a determination is made pursuant to the foregoing procedures set forth herein that such indemnification is proper. As a condition to such an advance (i) the director or officer shall provide security for his undertaking; (ii) the corporation shall be insured against losses arising by reason of any lawful advance; or (iii) a majority of a quorum of the directors, who are neither "interested persons" of the corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or independent legal counsel in a written opinion, shall determine, based on review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification.

Item 28. Business and Other Connections of Investment Adviser.

  None.

Item 29. Principal Underwriters.

  (a)  Not Applicable.
  (b)  Not Applicable.
  (c)  Not Applicable.

Item 30. Location of Accounts and Records.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940 are maintained and held in the offices of its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 135 South State College Boulevard, Brea, California 92821, and/or the offices of the Registrant, One Market, Steuart Tower (Suite 1800), San Francisco, California 94105.

  Registrant's records covering shareholder accounts are maintained and kept by the fund's transfer agent, American Funds Service Company, 135 South State College Boulevard, Brea, California 92821, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, 8000 IH-10, Suite 1400, San Antonio, Texas 78230 and 5300 Robin Hood Road, Norfolk, VA 23513.

  Registrant's records covering portfolio transactions are also maintained and kept by the fund's custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, New York 10081.

Item 31. Management Services.

  None.

Item 32. Undertakings.

  As reflected in the prospectus, the fund undertakes to provide each person to whom a prospectus is delivered with a copy of the fund's latest annual report to shareholders, upon request and without charge.


                            SIGNATURE OF REGISTRANT

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of San Francisco, and State of California on the 30th day of September , 1997.

      BOND PORTFOLIO FOR ENDOWMENTS, INC.
      By /s/ Patrick F. Quan
       Patrick F. Quan, Secretary

ATTEST:
/s/ Louise M. Pescetta
Louise M. Pescetta

 Pursuant to the requirements of the Securities Act of 1933, this amendment to its registration statement has been signed below on September 30 , 1997 by the following persons in the capacities indicated.

         Signature                                                 Title



(1)      Principal Executive Officer:



         /s/ Frank L. Ellsworth                                     President

         (Frank L. Ellsworth)



(2 )     Principal Financial Officer and

         Principal Accounting Officer:



         /s/ Mary C. Hall                                          Treasurer

         (Mary C. Hall)



(3)      Directors:



         /s/ Robert B. Egelston

         Robert B. Egelston                                        Chairman

         Steven D. Lavine*                                         Director

         Patricia A. McBride*                                      Director

         John R. Metcalf*                                          Director

         Charles R. Redmond*                                       Director



         /s/ Thomas E. Terry

         (Thomas E. Terry)                                         Director



         Robert C. Ziebarth*                                       Director


*By /s/ Patrick F. Quan
 Patrick F. Quan, Attorney-in-Fact

  Counsel reports that the amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

      /s/ Michele Y. Yang
      Michele Y. Yang, Counsel